UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2026
TEXTRON INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-5480	05-0315468
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
40 Westminster Street, Providence, Rhode Island  02903
(Address of principal executive offices)
Registrant’s telephone number, including area code: (401) 421-2800
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock – par value $0.125	TXT	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition
On April 30, 2026, Textron Inc. (“Textron” or the "Company") issued a press release announcing its financial results for the fiscal quarter ended April 4, 2026. This press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
A discussion of the reasons why management believes that the presentation of non-GAAP financial measures provides useful information to investors regarding Textron’s financial condition and results of operations is attached to the press release attached hereto as Exhibit 99.1.
Item 7.01 Regulation FD Disclosure.
On April 30, 2026, Textron issued a press release announcing its intent to separate its Industrial segment from Textron. The press release is furnished as Exhibit 99.2 and is incorporated herein by reference. In addition, Textron released an investor presentation providing additional detail on the intended separation, which is furnished as Exhibit 99.3 hereto and is incorporated herein by reference.
The information provided in this Item 7.01 (including Exhibit 99.2 and Exhibit 99.3) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 8.01 Other Events.
On April 30, 2026, Textron announced its intent to separate its Industrial segment, composed of Kautex and Textron Specialized Vehicles, from the Company’s core aerospace and defense businesses to enhance its strategic and operational focus and drive long-term value for stakeholders. Textron intends to explore multiple paths to effect the planned separation of its Industrial segment, including but not limited to a sale of the Industrial businesses or a tax-free separation into a standalone, publicly traded company.

The Company is targeting completion of the separation within 12 to 18 months, subject to the satisfaction of certain conditions customary for such a proposed separation, including receipt of any required regulatory approvals and final approval of the Company’s Board of Directors. There can be no assurance regarding the ultimate timing or structure of the proposed separation or that a transaction will be completed.

Forward-Looking Information
Certain statements in this press release and other oral and written statements made by the Company from time to time are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which may describe strategies, goals, outlook or other non-historical matters, or project revenues, income, returns or other financial measures, often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “guidance,” “project,” “target,” “potential,” “will,” “should,” “could,” “likely” or “may” and similar expressions intended to identify forward-looking statements. All statements other than statements of historical fact could be deemed forward-looking statements, including, but not limited to, statements regarding: the intended separation of Textron’s aerospace and defense businesses from its Industrial businesses; expected 2026 revenues for Textron and its Industrial segment; the timing and method of the separation; the anticipated benefits of the separation; the expected financial and operating performance of, and future opportunities for, each of the two platforms following the separation, including any expected growth in revenue and operating margins; and the tax treatment of the transaction. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from those expressed or implied by such forward-looking statements.
The factors that could cause actual results to differ materially from past and projected future results include, among other things: the approval of the transactions effecting the separation by the Company's board of directors; the uncertainty of obtaining regulatory approvals in connection with the separation, including any rulings sought from the Internal Revenue Service; the ability to satisfy the necessary closing conditions to complete the separation on a timely basis, or at all; the Company's ability to effect a successful separation and realize the anticipated benefits of the separation; the Company's ability to manage and grow its business and to execute its business and growth strategies; the impact of costs or disruptions caused by or related to the separation; the possibility that any consents or approvals required in connection with the separation transactions will not be received or obtained within the expected time frame, on the expected terms or at all; and other factors described in the Company's Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and in its other filings made with the SEC.

Given these uncertainties, investors should not place undue reliance on these forward-looking statements. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update or revise any forward-looking statements.

Item 9.01    Financial Statements and Exhibits
(d) Exhibits
The following exhibits are filed herewith:

Exhibit Number	Description

99.1	Press release dated April 30, 2026 announcing financial results for fiscal quarter ended April 4, 2026.

99.2	Press release dated April 30, 2026 announcing intent to separate the Company's Industrial segment.

99.3	Investor presentation dated April 30, 2026 on separation of Industrial segment.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXTRON INC.
(Registrant)

By:	/s/ Mark S. Bamford
Mark S. Bamford
Vice President and Corporate Controller
Date: April 30, 2026